[ABN AMRO ASSET MANAGEMENT LOGO]


                           ABN AMRO ASIAN TIGERS FUND
                       ABN AMRO LATIN AMERICA EQUITY FUND

                                 ABN AMRO FUNDS
                                 CLASS N SHARES

                       SUPPLEMENT DATED MARCH 22, 2002 TO
                         PROSPECTUS DATED MARCH 1, 2002

At a meeting of the Board of Trustees of the ABN AMRO Funds, the Board voted to terminate and liquidate ABN AMRO Asian Tigers Fund and ABN AMRO Latin America Equity Fund (the "Funds"). It is expected that the shares of the Funds will be terminated and liquidated on or about April 18, 2002. The Funds have been closed to new investments and shareholders may redeem their shares until the date of termination. Any shareholders of the Funds who do not redeem their shares by the date of termination will receive their pro-rata share of the proceeds of the liquidation.



                     INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE.





















     ABN AMRO ASSET MANAGEMENT (USA) LLC - CHICAGO CAPITAL MANAGEMENT, INC.
                           - MONTAG & CALDWELL, INC.
           TAMRO CAPITAL PARTNERS LLC - VEREDUS ASSET MANAGEMENT LLC



                                                                         ATLASTK